Exhibit 99.2

FOURTH QUARTER AND FISCAL YEAR 2020 EARNINGS PRESENTATION March 8 , 2021

The statements contained in this presentation that are not purely historical are forward - looking statements. Our forward - looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The information included in this presentation in relation to Atlas has been pr ovi ded by Atlas and its management team, and forward - looking statements include statements relating to Atlas’ management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projec tio ns, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - lookin g statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “ intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward - looking statements, but the ab sence of these words does not mean that a statement is not forward - looking. The forward - looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward - looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward - looking statements. These risks and uncertainties include, but are not limited to: (1) the ability to maintain the listing of the Company’s shares of Class A com mon stock on Nasdaq; (2) the ability to recognize the anticipated benefits of the business combination or acquisitions, which may be affec ted by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships wit h customers and suppliers and retain management and key employees; (3) costs related to acquisitions ; (4) changes in applicable laws or regulations; (5) the possibility that the Company may be adversely affected by other economic, business, and/or compe tit ive factors, including as a result of COVID - 19; and (6) other risks and uncertainties indicated from time to time in the Company’s filings with the U.S. Securities and Exchange Commission, including those under “Risk Factors” therein. You are cautioned not to plac e undue reliance on any forward - looking statements, which speak only as of the date of this presentation. Except as otherwise required by applicable law, we disclaim any duty to update any forward - looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. FORWARD LOOKING STATEMENTS 2

3 AGENDA Business Overview L. Joe Boyer Chief Executive Officer Financial Overview & Outlook David Quinn Chief Financial Officer

A LEADING NATIONAL TECHNICAL SERVICES PLATFORM

Specialized provider of testing, inspection, environmental and engineering services to support and maintain critical infrastructure

ATLAS OVERVIEW

$468M Gross Revenue[1]

16.4% Adj. EBITDA Margin[1,2]

$628M Backlog

HIGH QUALITY CUSTOMER AND WORK MIX

90% Time & Materials
70% Existing Structures

9,000+ Annual Customers

50,000+ Annual Projects

<$10k+ Average Project Size

ESSENTIAL PROVIDER OF MISSION CRITICAL SERVICES

Testing, Inspection & Certification

Environmental Services

Engineering & Design Services

Program Management, Construction Management, Quality Management

1. Based on LTM Q4 2020.
2. Adj. EBITDA Margin calculated as LTM Q4 2020 Adjusted EBITDA / LTM Q4 2020 Net Revenues.

4

• Gross revenues up 11% YoY, closing out 2020 with strong, resilient and predictable financial performance • Stronger YoY revenues in government - based work, while private sector work strengthened sequentially • Net revenue 1 increased 10% YoY, attributable to a higher level of self - performed work • Adj . EBITDA 1 at 15.2% of net revenues, in line with expectations • Deleveraging M&A progress: acquisition of WesTest, strengthening mix of transportation - based revenue exposure with deal structured to reduce net leverage • Backlog up year - over - year to $628 million • Optimizing capital structure: Closed warrant exchange in November 2020; Redeemed preferred equity and recapitalized balance sheet in February 2021 Q4 2020 HIGHLIGHTS Resilient business model, proactive execution and safety - first emphasis drove strong results Gross Revenue $ 125.7M Backlog $628M Net Revenue 1 $101.5M Adj. EBITDA 1 $ 15.4M 1. Adjusted EBITDA and Net Revenue are not financial measures determined in accordance with GAAP. For a definition of Adjusted EBITDA and Net Revenue and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith. 5

SERVICE LINE & END MARKET PERFORMANCE

Non-discretionary and government-based work remained strong throughout 2020

NET REVENUE BY SERVICE LINE[1,2]



35%
33%
18%
14%
Testing, Inspection & Certification Services (TIC)
Environmental (ENV)
Engineering & Design (E&D)
Program, Construction & Quality Management (PCQM)

NET REVENUE BY END MARKET[1,2]



~50% Government Based
36%
15%
38%
6%
4%
Transportation
Government
Education
Water
Commercial
Industrial

TIC	Materials Testing & Insp., QC Testing, Owner Verification & Insp., Non-Destructive Test., Forensic & Structural Invest., Materials Laboratory Services
ENV	Industrial hygiene, building sciences, remediation services, air & water quality, enviro. site assessments, due diligence, AST & UST services
E&D	Civil, transportation, structural, & geotechnical engineering, sub-surface utility engineering, geophysics, NBIS & bridge inspection
PCQM	Program management, construction management, quality management

~50% GOVERNMENT-BASED	Government-based volume improved in Q4 and FY2020
~50% PRIVATE SECTOR	Many projects resuming following COVID-19 delays, most notably in the Northeast and Northern California

1. Net Revenue is not a financial measure determined in accordance with GAAP. For a definition of Net Revenue and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith.
2. Management estimates based on FY 2020.

6

BACKLOG 2017 $502M Q4 2020 $628M Building strong pipeline of work, providing favorable trajectory into 2021 BACKLOG & KEY WINS Record backlog fueled by key wins across Atlas service offerings and geographies 7 KEY WINS VALUE SERVICES California Department of Transportation Material Engineering & Testing $5M Testing, Inspection & Certification TxDOT Oak Hill Parkway Owner Verification Testing & Inspection $5M Program, Construction & Quality Management NCDEQ UST Assessment & Remediation $3.8M Environmental Services UCSD Theatre District Living & Learning Center $2.6M Testing, Inspection & Certification Forsyth County Georgia, SR 369 at SR 400 & SR 369 Widening $2.4M Program, Construction & Quality Management

2016 1 $228M 2017 $ 278M 1 2018 $426M 2019 $ 471M 1 2020 $468M 2021 Ongoing execution of organic and M&A growth strategy STRATEGIC GROWTH TRAJECTORY Proven execution of growth plan through organic and M&A means Revenue CAGR ~20% 2016 - 2020 Gross Revenue 2 1 2016 Includes ATC as the accounting predecessor. 2017 includes partial year impact of acquisitions. 2019 Formal year of merger between Atlas and ATC. 2 GAAP based historical revenue. 3 Definitive documents signed and acquisition expected to close early in the second quarter of 2021, subject to customary closing conditions. 3 8

FINANCIAL HIGHLIGHTS Resilient business model delivered strong results (Dollars in Millions) 1. Adjusted EBITDA and Net Revenue are not financial measures determined in accordance with GAAP. For a definition of Adjusted E BIT DA and Net Revenue and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, plea se see the Appendix included herewith. 2. Adjusted EBITDA margin calculated as Adjusted EBITDA / Net Revenues. Q4 2020 Q4 2019 YoY % Change YTD 4 Q20 YTD 4 Q19 YoY % Change Gross Revenue $ 125.7 $ 113.0 11.2% $468.2 $471.0 - 0.6% Net Revenue 1 $101.5 $92.5 9.7% $381.4 $377.8 1.0% Adj. EBITDA 1 $ 15.4 $17.3 - 11.0% $62.7 $65.6 - 4.3% Adj. EBITDA Margin 2 15.2% 18.8% - 3.6% 16.4% 17.4% - 1.0% 9

RECAPITALIZED BALANCE SHEET IN FEBRUARY 2021

Executing on previously communicated capital structure optimization efforts

Transaction Summary

Debt & Preferred Equity Units	12/31/2020	Post-Recap
Prior Term Loan (L+6.25%, 2026)	$271M	-
Prior $40M Revolver (L+6.25%, 2025)	$24M	-
Preferred Equity (5.00% + 7.25% PIK, 2026)	$151M	-
New Term Loan (L+5.50% + 2.00% PIK, 2028)	-	$432M
New $75M Delayed Draw Term Loan (L+5.50% + 2.00% PIK, 2028)	-	$0M
New $40M ABL Revolver (L+2.50%, 2026)	-	$24M
Total Debt Plus Preferred Equity	$446M	$456M

Equity Ownership

35.3M Total Common Shares Outstanding



Class A
43%
Class B
57%

Transaction Benefits

- ✓ Achieves the Company's near-term goal of simplifying and optimizing its capital structure, providing increased capital and liquidity for growth
- ✓ Fully redeemed outstanding preferred equity units at par
- ✓ Replaced existing debt and preferred equity structure with a single $432 million long-term loan, a $75 million committed delayed draw term loan and a $40 million asset-based revolver with a $20 million expansion feature
- ✓ Lowers the overall aggregate interest rate on debt by nearly 100 bps
- ✓ Decreases average annual cash outlays on debt service and dividends by an estimated $13 million in year one and $8 million thereafter
- ✓ Increases access to liquidity by approximately $116 million over the next two years to support new growth initiatives and M&A
- ✓ Positions Atlas to accelerate its target net leverage reductions through anticipated Adjusted EBITDA[1] growth by executing on the Company's organic growth and deleveraging M&A strategy in the coming years

1. Adjusted EBITDA is not a financial measure determined in accordance with GAAP. For a definition of Adjusted EBITDA and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith.

10

Invest in Growth Acquisitions Purpose - built platform with strong accretive deal pipeline Maintain Capital Discipline Financial Flexibility Optimize Returns Prioritized actions to optimize capital structure and returns Value - enhancing initiatives Adj. Operating Cash Flow 1 LTM $41M 1 Adj. Operating Cash Flow excludes $24.9 million of one - time cash expenses related to acquisitions, the business combination wi th Boxwood Merger Corp., public company formation costs and 2020 COVID - 19 related expenses. 2 Net leverage calculated as (debt – cash) / LTM Covenant Adj . EBITDA including predecessor period of acquisitions. Balance Sheet Reduce Net Leverage 2 Deleveraging M&A strategy <3.0x Net Leverage Target 11 STRENGTHING AND SIMPLIFYING CAPITAL STRUCTURE Strong cash flow profile, financial flexibility, disciplined capital deployment (Dollars in Millions)

FULL YEAR 2021 OUTLOOK

Strong client base and resilient and scalable business model supports full year outlook

	Gross Revenue	Adj. EBITDA[1]
Full Year FY 2021	**$500M - $520M**	**$70M - $76M**

- Outlook reflects current visibility on timing of work
- Government-based work remains positive YoY with further sequential improvement in private sector work
- Improving operating efficiency and utilization
- Positioned to benefit from expanding federal, state and local infrastructure investments
- Growing backlog to fuel underlying earnings power in 2021

Note: FY2021 outlook range for gross revenue and Adjusted EBITDA does not include planned AEL acquisition

1. Adjusted EBITDA and Net Revenue are not financial measures determined in accordance with GAAP. For a definition of Adjusted EBITDA and Net Revenue and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith.

12

Executing on pipeline of accretive and net leverage reducing acquisitions to further strengthen our resilient, purpose - built platform Strong underlying fundamentals with fully - funded backlog and business returned to growth Dependable government - based work moving forward and positioned for improvement in private sector work Revitalized capital structure to invest in growth, expand cash flow and generate superior returns SUMMARY 13

APPENDIX 14

RECONCILIATION Net Income to Adj. EBITDA and LTM Q4 2020 15 2020 2019 2020 2019 Gross Revenue 125,714$ 113,014$ 468,217$ 471,047$ Reimburseable Expenses (24,261) (20,562) (86,811) (93,265) Revenue Net of Reimburseable Expenses 101,453$ 92,452$ 381,406$ 377,782$ 2020 2019 2020 2019 Net (loss) income (6,298)$ (5,511)$ (27,062)$ 8,030$ Interest 6,324 1,835 24,673 9,862 Taxes 133 1,228 133 1,342 Depreciation and amortization 10,587 4,278 26,057 19,881 EBITDA 10,746 1,830 23,801 39,115 EBITDA for acquired business prior to Acquisition Date (1) - - 800 - Other non-recurring expenses (2) 4,283 14,908 26,731 24,470 Non-cash equity compensation 405 601 11,400 1,984 Adjusted EBITDA 15,434$ 17,339$ 62,732$ 65,569$ Adj. EBITDA % of Net Revenues 15.2% 18.8% 16.4% 17.4% For the quarter ended December 31, For the year ended December 31, (Unaudited) (Unaudited) For the quarter ended December 31, (Unaudited) For the year ended December 31, (Unaudited)